UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2009 (November 18, 2009)
Date of Report (Date of earliest event reported)

 STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13962 Park Center Road
Herndon, Virginia 20171

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (“SteelCloud”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud’s ability to obtain financing in the short term; general business conditions and the amount of growth in the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports filed by SteelCloud with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended July 31, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01

As disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2009, SteelCloud, Inc. (“SteelCloud”) entered into a Line of Credit and Security Agreement (the “Agreement”) with Caledonia Capital Corporation, a Delaware corporation (the “Lender”) pursuant to which the Lender agreed to extend to SteelCloud a revolving line of credit in the amount of $150,000, in the form of a Revolving Line of Credit Promissory Note (the “Note”).  The Note bears interest at a rate of 15% per annum, and is payable in monthly installments commencing 30 days after SteelCloud issued the Note (November 3, 2009).  The principal amount of the Note, together with interest accrued and unpaid thereon and all other sums due, shall be due and payable in full upon the earlier to occur of (a) March 31, 2010, or (b) the date SteelCloud shall have raised a total of not less than $1,000,000 in capital invested in the equity of SteelCloud which is accompanied by SteelCloud issuing shares of stock which were not trading in the public markets prior to the date of the Note (“New Equity Capital”).   There are no penalties for early prepayment of the Note.

As an inducement to the Lender to make a loan under the Agreement, SteelCloud agreed to issue to the Lender a warrant (the “Warrant”) to purchase 2.5 shares of SteelCloud’s common stock, par value $0.001 per share (“Common Stock”) for every dollar SteelCloud borrows pursuant to the Agreement.  The Warrant is exercisable for four years at an exercise price of $0.25 per share.

On November 23, 2009, SteelCloud borrowed $90,000 pursuant to the Agreement and the Note, and issued to the Lender a Warrant to purchase up to 225,000 shares of SteelCloud’s Common Stock pursuant to the Agreement.

The foregoing summary of the terms of the Line of Credit and Security Agreement and the Revolving Line of Credit Promissory Note, and the transactions  in connection therewith, is qualified in its entirety by reference to those definitive transaction documents, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2009.  The foregoing summary of the terms of the Warrant is qualified in its entirety by reference to the definitive Warrant, a copy of which is filed as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

On November 23, 2009, SteelCloud borrowed $90,000 pursuant to the Agreement and the Note, and issued to the Lender a Warrant to purchase up to 225,000 shares of SteelCloud’s Common Stock pursuant to the Agreement.  A more detailed description of the Warrant issued by SteelCloud is included in Item 1.01 of this Current Report and is incorporated by reference into this Item 3.02.

The offering of the Warrant was not registered under the Securities Act of 1933, as amended (the “Securities Act”), but was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, insofar as such securities were issued only to an “accredited investor” within the meaning of Rule 501 of Regulation D.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Chief Financial Officer, Executive Vice President and Director

On November 18, 2009, Kevin Murphy resigned from his position as the Chief Financial Officer, Executive Vice President, Secretary and Director of the Company.  Mr. Murphy’s resignation is effective as of November 30, 2009 and is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.  Mr. Murphy has indicated that he will continue working with the Company on a consultancy or advisory basis.  At this time the Company and Mr. Murphy have not entered into a consulting or advisory agreement.  In connection with his resignation, Mr. Murphy furnished the correspondence that is filed as Exhibit 99.1 hereto.

Appointment of Vice President of Finance and Principal Financial Officer

Due to the vacancy created by Mr. Murphy’s resignation, on November 20, 2009, the Company’s Board of Directors appointed Mr. Steven Snyder as the Company’s Vice President of Finance and Principal Financial Officer effective on November 23, 2009.   Mr. Snyder accepted the appointment.  Mr. Snyder is 50 years old.

Since April 2009, Mr. Snyder has served as the owner of a general business and financial consulting and software development company.  From September 2000 to February 2009, Mr. Snyder served as the Vice President of Finance of The Richards Corporation, a privately owned supplier of both aircraft galley equipment used in corporate and commercial aviation, and imagery analysis workstations designed to meet a wide range of aerial surveillance applications used in the United States and by various governments.  During his tenure at The Richards Corporation, Mr. Snyder also simultaneously served as the Vice President of Information Technology, Operations and Materials Management.  From 1984 to 2000, Mr. Snyder worked for a number of corporate entities in a variety of financial and operational roles.  From 1981 to 1984, Mr. Snyder worked for Arthur Andersen and Co. where he became a Certified Public Accountant.  He obtained his Bachelor of Science degree in Accounting from the State University of New York in 1981.

Family Relationships

There are no familial relationship between or among any of the officers and directors of the Company.

Related Party Transactions

As the Company previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2009, on July 1, 2009 the Company entered into a Business Loan and Security Agreement with Caledonia Capital Corporation, a Delaware corporation, (the “Lender”) pursuant to which the Lender agreed to lend to the Company $250,000 in the form of a Secured Promissory Note (the “Loan”).   The Loan bears interest at a rate of 15% per annum, and is payable in quarterly installments commencing three months after July 1, 2009, or October 1, 2009.  Mr. Snyder was a member of a group of individuals who invested money with the Lender for purposes of making the Loan to the Company.  Mr. Snyder’s investment in the Loan was $25,000.  At the time of Mr. Snyder’s investment, he was an unrelated party to the Company.   The current amount outstanding on the Loan is $250,000.  To date, the Company has made $9,375 interest payments on the Loan and $0 principal payments on the Loan.

There are no other related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Employment Agreement

At this time, the Company does not have an employment agreement with Mr. Snyder.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro-Form Financial Information

Not applicable.

(c) Shell Company Transactions

Not applicable.

(d) Exhibits

Exhibit No.	Description
10.1	Warrant issued on November 23, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation.

99.1	Correspondence from Kevin Murphy dated November 18, 2009.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer

November 23, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Warrant issued on November 23, 2009 by SteelCloud, Inc. to Caledonia Capital Corporation.

99.1	Correspondence from Kevin Murphy dated November 18, 2009.